Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Gerald Lyons		Mary M. Gentry
Senior Vice President, Interim Chief Financial Officer	- or -	Vice President, Treasurer and Investor Relations
ScanSource, Inc.		ScanSource, Inc.
(864) 286-4854		(864) 286-4892

SCANSOURCE REPORTS SECOND QUARTER RESULTS
EPS Exceeds Forecast Range

GREENVILLE, SC -- February 7, 2017 -- ScanSource, Inc. (NASDAQ: SCSC), a leading global provider of technology products and solutions, today announced financial results for the second quarter of its fiscal year 2017, which ended December 31, 2016.

	Quarter ended December 31,	Quarter ended September 30,	Quarter ended December 31,	Year-over- Year	Quarter-over-Quarter
	2016	2016	2015	Change	Change
	(in millions, except per share data)
Net sales	$904.8	$932.6	$993.5	(9)%	(3)%
Operating income	23.3	22.9	31.9	(27)%	2%
Non-GAAP operating income(1)	29.6	26.7	36.3	(18)%	11%
GAAP net income	23.0	14.8	20.7	12%	55%
Non-GAAP net income(1)	19.1	17.5	23.7	(20)%	9%
GAAP diluted EPS	$0.91	$0.58	$0.77	18%	57%
Non-GAAP diluted EPS(1)	$0.75	$0.68	$0.88	(15)%	10%

(1) A reconciliation of non-GAAP financial information to GAAP financial information is presented in the Supplementary Information (Unaudited) below.

“We are pleased to deliver strong bottom-line results, despite top-line growth challenges,” said Mike Baur, CEO, ScanSource, Inc. "Our core business achieved better than expected profitability from higher gross margins. In addition, the recurring revenues and higher margins from our successful Intelisys acquisition led to these strong results.”

For the second quarter of fiscal year 2017, net sales of $904.8 million decreased from $993.5 million in the prior year quarter and $932.6 million in the sequential quarter. These decreases were primarily due to lower sales volume in the Worldwide Barcode, Networking and Security segment. Lower sales volume contributed to the decrease in operating income to $23.3 million and non-GAAP operating income to $29.6 million compared with the prior year quarter. On a sequential quarter basis, the full quarter impact of the addition of the Intelisys acquisition drove the increase in both operating income and non-GAAP operating income. For the second quarter of fiscal year 2017, other income included $12.8 million pre-tax for a legal settlement, net of attorney fees.

On a GAAP basis, net income for the quarter totaled $23.0 million, or $0.91 per diluted share, compared with net income of $20.7 million, or $0.77 per diluted share, for the prior year quarter and net income of $14.8 million, or $0.58 per diluted share, for the sequential quarter. Non-GAAP net income for the second quarter of fiscal year 2017 totaled $19.1 million, or $0.75 per diluted share, representing decreases compared with the prior year and increases compared with the sequential quarter.

Share Repurchase Update
In August 2016, ScanSource announced a new $120 million three-year authorization by its Board of Directors to repurchase shares of the Company’s common stock. Under this authorization through December 31, 2016, the Company has repurchased approximately 0.6 million shares for approximately $20.3 million.

Exhibit 99.1

Forecast for Next Quarter
For the third quarter of fiscal year 2017, ScanSource expects net sales to range from $800 million to $860 million, diluted earnings per share to range from $0.42 to $0.49 per share, and non-GAAP diluted earnings per share to range from $0.62 to $0.69 per share. Non-GAAP diluted earnings per share exclude amortization of intangibles and change in fair value of contingent consideration.
Webcast Details
ScanSource will present additional information about its financial results and outlook in a conference call with presentation slides today, February 7, 2017 at 5:00 p.m. (ET).  A webcast of the call and accompanying presentation slides will be available for all interested parties and can be accessed at www.scansource.com (Investor Relations section).  The webcast will be available for replay for 60 days.

Safe Harbor Statement

This press release, including the forecast for next quarter, contains “forward-looking” statements that involve risks and uncertainties. Any number of important factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, expanded international operations that expose the Company to greater risks than its operations in domestic markets; risks in connection with the Company's growth which includes strategic acquisitions; risks in connection with compliance with laws and regulations governing the Company's international business; risks associated with the Company's reliance on key vendors; the ability to forecast volatility in earnings resulting from the quarterly revaluation of the Company's earnout obligations; utilization and further implementation of the Company's ERP system; macroeconomic circumstances that could impact the business, such as currency fluctuations, credit market conditions, and an economic downturn; expectations of market demand trends; the timing and amount of any share repurchases; the exercise of discretion by the Company to make any repurchase or continue the share repurchase authorization; and changes to the source of funds for any repurchases. For more information concerning factors that could cause actual results to differ from anticipated results, see the Company's annual report on Form 10-K for the year ended June 30, 2016, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Information

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the Company also discloses certain non-GAAP financial measures, which are summarized below. Non-GAAP financial measures are used to understand and evaluate performance, including comparisons from period to period. Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in fair value of contingent consideration, and other non-GAAP adjustments.
Net sales on a constant currency basis: The Company discloses the percentage change in net sales excluding the translation impact from changes in foreign currency exchange rates between reporting periods. This measure enhances comparability between periods to help analyze underlying trends.
Non-GAAP operating income, non-GAAP net income and non-GAAP EPS: To evaluate current period performance on a more consistent basis with prior periods, the Company discloses non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share. Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in the fair value of contingent consideration, and other non-GAAP adjustments. Non-GAAP operating income, non-GAAP net income, and non-GAAP EPS measures are useful in assessing and understanding the Company's operating performance, especially when comparing results with previous periods or forecasting performance for future periods.
Return on invested capital ("ROIC"): Management uses ROIC as a performance measurement to assess efficiency in allocating capital under the Company's control to generate returns. Management believes this metric balances the Company's operating results with asset and liability management, is not impacted by capitalization decisions and correlates with shareholder value creation. In addition, it is easily computed, communicated and understood. ROIC also provides management a measure of the Company's profitability on a basis more comparable to historical or future periods.
ROIC assists management in comparing the Company's performance over various reporting periods on a consistent basis because it removes from operating results the impact of items that do not reflect core operating performance. Adjusted earnings before interest expense, income taxes, depreciation and amortization ("Adjusted EBITDA") excludes the change in fair value of contingent consideration, in addition to other non-GAAP adjustments. Management believes the calculation of ROIC provides useful information to investors and is an additional relevant comparison of the Company's performance during the year. In addition, the

Exhibit 99.1

Company's Board of Directors uses ROIC in evaluating business and management performance. Certain management incentive compensation targets are set and measured relative to ROIC.

These non-GAAP financial measures have limitations as analytical tools, and the non-GAAP financial measures that the Company reports may not be comparable to similarly titled amounts reported by other companies. Analysis of results and outlook on a non-GAAP basis should be considered in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP. A reconciliation of the Company's non-GAAP financial information to GAAP is set forth in the Supplementary Information (Unaudited) below.
About ScanSource, Inc.

ScanSource, Inc. (NASDAQ: SCSC) is a leading global provider of technology products and solutions, focusing on point-of-sale (POS), barcode, physical security, video, voice, data networking and technology services. ScanSource's teams provide value-added solutions and operate from two segments, Worldwide Barcode, Networking & Security and Worldwide Communications & Services. ScanSource is committed to helping its resellers and sales partners choose, configure and deliver the industry's best solutions across almost every vertical market in North America, Latin America and Europe. In August 2016, ScanSource entered the recurring revenue telecom and cloud services market through its acquisition of Intelisys, the industry's leading technology services distributor. Founded in 1992, the Company is headquartered in Greenville, South Carolina and was named one of the 2016 Best Places to Work in South Carolina. ScanSource ranks #685 on the Fortune 1000. For more information, visit www.scansource.com.

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)
	December 31, 2016	June 30, 2016*
Assets
Current assets:
Cash and cash equivalents	$45,071	$61,400
Accounts receivable, less allowance of $41,120 at December 31, 2016 and $39,032 at June 30, 2016	620,588	559,557
Inventories	512,875	558,581
Prepaid expenses and other current assets	72,130	49,367
Total current assets	1,250,664	1,228,905
Property and equipment, net	56,730	52,388
Goodwill	200,017	92,715
Net identifiable intangible assets	105,655	51,127
Deferred income taxes	27,829	28,813
Other non-current assets	39,762	37,237
Total assets	$1,680,657	$1,491,185

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$476,339	$471,487
Accrued expenses and other current liabilities	110,272	98,975
Current portion of contingent consideration	32,799	11,594
Income taxes payable	9,886	3,056
Total current liabilities	629,296	585,112
Deferred income taxes	2,234	2,555
Long-term debt	5,429	5,429
Borrowings under revolving credit facility	136,237	71,427
Long-term portion of contingent consideration	78,081	13,058
Other long-term liabilities	41,844	39,108
Total liabilities	893,121	716,689
Shareholders' equity:
Common stock	52,000	67,249
Retained earnings	817,786	779,934
Accumulated other comprehensive income (loss)	(82,250)	(72,687)
Total shareholders' equity	787,536	774,496
Total liabilities and shareholders' equity	$1,680,657	$1,491,185

*	Derived from audited financial statements.

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Income Statements (Unaudited)
(in thousands, except per share data)

	Quarter ended December 31,		Six months ended December 31,
	2016	2015	2016	2015
Net sales	$904,792	$993,522	$1,837,357	$1,864,350
Cost of goods sold	806,258	892,889	1,647,289	1,676,166
Gross profit	98,534	100,633	190,068	188,184
Selling, general and administrative expenses	73,468	66,965	141,957	128,510
Change in fair value of contingent consideration	1,791	1,816	1,961	3,381
Operating income	23,275	31,852	46,150	56,293
Interest expense	912	709	1,501	990
Interest income	(892)	(767)	(1,908)	(1,709)
Other income (expense), net	(12,526)	278	(11,948)	958
Income before income taxes	35,781	31,632	58,505	56,054
Provision for income taxes	12,745	10,976	20,653	19,402
Net income	$23,036	$20,656	$37,852	$36,652
Per share data:
Net income per common share, basic	$0.92	$0.78	$1.49	$1.35
Weighted-average shares outstanding, basic	25,146	26,648	25,334	27,175

Net income per common share, diluted	$0.91	$0.77	$1.48	$1.34
Weighted-average shares outstanding, diluted	25,285	26,902	25,490	27,427

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Quarter ended December 31,
	2016	2015	% Change
Worldwide Barcode, Networking & Security:	(in thousands)
Net sales, as reported	$595,359	$689,530	(13.7)%
Foreign exchange impact (a)	(3,257)	—
Net sales, constant currency	592,102	689,530	(14.1)%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions	$592,102	$689,530	(14.1)%

Worldwide Communications & Services:
Net sales, as reported	$309,433	$303,992	1.8%
Foreign exchange impact (a)	(2,557)	—
Net sales, constant currency	306,876	303,992	0.9%
Less: Acquisitions	(8,487)	—
Net sales, constant currency excluding acquisitions	$298,389	$303,992	(1.8)%

Consolidated:
Net sales, as reported	$904,792	$993,522	(8.9)%
Foreign exchange impact (a)	(5,814)	—
Net sales, constant currency	898,978	993,522	(9.5)%
Less: Acquisitions	(8,487)	—
Net sales, constant currency excluding acquisitions	$890,491	$993,522	(10.4)%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended December 31, 2016 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended December 31, 2015.

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Six months ended December 31,
Worldwide Barcode, Networking & Security:	2016	2015	% Change
	(in thousands)
Net sales, as reported	$1,228,764	$1,263,199	(2.7)%
Foreign exchange impact (a)	(6,380)	—
Net sales, constant currency	1,222,384	1,263,199	(3.2)%
Less: Acquisitions	(99,332)	(34,628)
Net sales, constant currency excluding acquisitions	$1,123,052	$1,228,571	(8.6)%

Worldwide Communications & Services:
Net sales, as reported	$608,593	$601,151	1.2%
Foreign exchange impact (a)	(3,463)	—
Net sales, constant currency	605,130	601,151	0.7%
Less: Acquisitions	(11,350)	—
Net sales, constant currency excluding acquisitions	$593,780	$601,151	(1.2)%

Consolidated:
Net sales, as reported	$1,837,357	$1,864,350	(1.4)%
Foreign exchange impact (a)	(9,843)	—
Net sales, constant currency	1,827,514	1,864,350	(2.0)%
Less: Acquisitions	(110,682)	(34,628)
Net sales, constant currency excluding acquisitions	$1,716,832	$1,829,722	(6.2)%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the six months ended December 31, 2016 into U.S. dollars using the weighted average foreign exchange rates for the six months ended December 31, 2015.

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Quarter ended December 31,
	2016	2015	% Change
United States:	(in thousands)
Net sales, as reported	$667,818	$735,642	(9.2)%
Less: Acquisitions	(8,487)	—
Net sales, excluding acquisitions	$659,331	$735,642	(10.4)%

International:
Net sales, as reported	$236,974	$257,880	(8.1)%
Foreign exchange impact (a)	(5,814)	—
Net sales, constant currency	231,160	257,880	(10.4)%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions	$231,160	$257,880	(10.4)%

Consolidated:
Net sales, as reported	$904,792	$993,522	(8.9)%
Foreign exchange impact (a)	(5,814)	—
Net sales, constant currency	898,978	993,522	(9.5)%
Less: Acquisitions	(8,487)	—
Net sales, constant currency excluding acquisitions	$890,491	$993,522	(10.4)%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended December 31, 2016 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended December 31, 2015.

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Six months ended December 31,
	2016	2015	% Change
United States:	(in thousands)
Net sales, as reported	$1,377,627	$1,377,572	—%
Less: Acquisitions	(110,682)	(34,628)
Net sales, excluding acquisitions	$1,266,945	$1,342,944	(5.7)%

International:
Net sales, as reported	$459,730	$486,778	(5.6)%
Foreign exchange impact (a)	(9,843)	—
Net sales, constant currency	449,887	486,778	(7.6)%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions	$449,887	$486,778	(7.6)%

Consolidated:
Net sales, as reported	$1,837,357	$1,864,350	(1.4)%
Foreign exchange impact (a)	(9,843)	—
Net sales, constant currency	1,827,514	1,864,350	(2.0)%
Less: Acquisitions	(110,682)	(34,628)
Net sales, constant currency excluding acquisitions	$1,716,832	$1,829,722	(6.2)%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the six months ended December 31, 2016 into U.S. dollars using the weighted average foreign exchange rates for the six months ended December 31, 2015.

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except per share data)

Non-GAAP Financial Information:
	Quarter ended December 31, 2016
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$23,275	$35,781	$23,036	$0.91
Adjustments:
Amortization of intangible assets	4,165	4,165	2,740	0.11
Change in fair value of contingent consideration	1,791	1,791	1,000	0.04
Acquisition costs (a)	335	335	335	0.01
Legal settlement, net of attorney fees	—	(12,777)	(8,047)	(0.32)
Non-GAAP measure	$29,566	$29,295	$19,064	$0.75

	Quarter ended September 30, 2016
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$22,875	$22,724	$14,816	$0.58
Adjustments:
Amortization of intangible assets	3,154	3,154	2,108	0.08
Change in fair value of contingent consideration	169	169	46	—
Acquisition costs (a)	498	498	498	0.02
Non-GAAP measure	$26,696	$26,545	$17,468	$0.68

	Quarter ended December 31, 2015
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$31,852	$31,632	$20,656	$0.77
Adjustments:
Amortization of intangible assets	2,545	2,545	1,732	0.06
Change in fair value of contingent consideration	1,816	1,816	1,244	0.05
Acquisition costs (a)	60	60	60	—
Non-GAAP measure	$36,273	$36,053	$23,692	$0.88

(a) Acquisition costs are non-deductible for tax purposes.

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except percentages)

Non-GAAP Financial Information:
	Quarter ended December 31,		Six months ended December 31,
	2016	2015	2016	2015
Return on invested capital (ROIC), annualized (a)	13.8%	17.5%	13.4%	15.9%

Reconciliation of Net Income to Adjusted EBITDA
Net income - GAAP	$23,036	$20,656	$37,852	$36,652
Plus: Interest expense	912	709	20,653	19,402
Plus: Income taxes	12,745	10,976	1,501	990
Plus: Depreciation and amortization	6,588	4,351	11,812	8,289
EBITDA	43,281	36,692	71,818	65,333
Adjustments:
Change in fair value of contingent consideration	1,791	1,816	1,961	3,381
Acquisition costs	335	60	833	281
Legal settlement, net of attorney fees	(12,777)	—	(12,777)	$—
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	$32,630	$38,568	$61,835	$68,995

Invested Capital Calculation
Equity - beginning of quarter	$773,161	$764,693	$774,496	$808,985
Equity - end of quarter	787,536	754,794	787,536	754,794
Adjustments:
Change in fair value of contingent consideration, net of tax	1,000	1,244	1,046	2,324
Acquisition costs, net of tax	335	60	833	281
Legal settlement, net of attorney fees, net of tax	(8,047)	—	(8,047)	—
Average equity	776,993	760,396	777,932	783,192
Average funded debt (b)	162,483	117,421	135,101	78,273
Invested capital (denominator for ROIC) (non-GAAP)	$939,476	$877,817	$913,033	$861,465

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), plus change in fair value of contingent consideration and other adjustments, annualized and divided by invested capital for the period. Invested capital is defined as average equity plus average daily funded interest-bearing debt for the period.

(b) Average funded debt is calculated as the average daily amounts outstanding on short-term and long-term interest-bearing debt.

ScanSource Reports Second Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Non-GAAP Financial Information:
	Forecast for quarter ending March 31, 2017
	Range Low	Range High
GAAP diluted EPS	$0.42	$0.49
Adjustments:
Amortization of intangible assets	0.11	0.11
Change in fair value of contingent consideration	0.09	0.09
Non-GAAP diluted EPS	$0.62	$0.69